College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Social Choice Account

SUPPLEMENT NO. 3
dated November 1, 2024, to the Statutory Prospectus dated May 1, 2024

The following is hereby added after the final paragraph in the sub-section “Principal Investment Strategies” of the sub-section “Specialty/Balanced Account-Social Choice Account” of the section “Appendix: Additional information about the Accounts available under the contract” beginning on page 86 of the Statutory Prospectus for CREF:

The Account may also seek exposure to Regulation S fixed-income securities as well as certain bonds or fixed-income securities that are sold subject to selling restrictions generally designed to restrict the purchase of such bonds to non-U.S. persons (as defined for applicable U.S. federal income tax purposes) (“TEFRA Bonds”) through investment in a Cayman Islands exempted company that is wholly owned and controlled by the Account (the “Subsidiary”). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement offerings without registration with the Securities and Exchange Commission (“SEC”) pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is advised by TCIM and has the same investment objective as the Account. The Subsidiary may invest without limitation in Regulation S securities and TEFRA Bonds.

The following is hereby added after “downgrade risk” in the sub-section “Principal Investment Risks” of the sub-section “Specialty/Balanced Account-Social Choice Account” of the section “Appendix: Additional information about the Accounts available under the contract” beginning on page 91 of the Statutory Prospectus for CREF:

•	Regulation S securities risk;

•	risks of investments in the Account’s wholly owned Subsidiary;

1

The following is hereby added after “Low-Carbon Risk” in the sub-section “The Social Choice Account is subject to:” of the sub-section “Principal risks of investing in equity Accounts” of the section “Principal risks of investing in the Accounts” beginning on page 99 of the Statutory Prospectus for CREF:

•	Regulation S Securities Risk—The risk that Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. Regulation S securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

•	Risks of Investments in the Account’s Wholly Owned Subsidiary—The Account, through its investment in the Subsidiary, is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Account or the Subsidiary will be achieved. Further, the Subsidiary is not registered under the 1940 Act and, therefore, is not subject to the investor protections (except as otherwise noted in the Prospectus) of the 1940 Act. As an investor in the Subsidiary, the Account does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is wholly owned and controlled by the Account and managed by TCIM. Therefore, the Account’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Account’s shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Account to invest in the Subsidiary as described in this Prospectus and in the Account’s SAI and could adversely affect the Account.

2

The following is hereby added after the sub-section “Repurchase agreements” of the section “Additional information about investment strategies and risks” beginning on page 126 of the Statutory Prospectus for CREF:

Information about the Social Choice Account’s Subsidiary

The Social Choice Account may invest in the Subsidiary, a Cayman Islands exempted company that is wholly owned and controlled by the Account, to gain exposure to Regulation S securities and to certain TEFRA Bonds. The Account invests in the Subsidiary to obtain exposure to certain Regulation S securities not eligible for investment by the Account until the expiration of the applicable Regulation S security restricted period. TEFRA Bonds are sold subject to selling restrictions generally designed to restrict the purchasers of such bonds to non-U.S. persons (as defined for applicable U.S. federal income tax purposes). As the Subsidiary will elect to be a corporation from a U.S. federal income tax perspective, the Subsidiary will generally be viewed as a non-U.S. person for such purposes. The Account invests in the Subsidiary to provide the Account exposure to TEFRA Bonds, within the selling restrictions that apply to the sale of such bonds. The Account is the sole shareholder of the Subsidiary and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary has entered into an investment management agreement with TCIM for the management of the Subsidiary’s portfolio. Under this agreement, TCIM provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Account. The investment management agreement with the Subsidiary provides for its automatic termination upon the termination of the Account’s investment management agreement. TCIM is not compensated by the Subsidiary for the services it provides to the Subsidiary. As described in more detail in this Prospectus, the Account reimburses TCIM, on an at-cost basis, for its investment management expenses, including any expenses related to investment in the Subsidiary. The Account will indirectly bear the operating expenses of the Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody and certain other services with the same service providers as those engaged by the Account.

3

In managing the Subsidiary’s portfolio, TCIM is subject to the same investment policies and restrictions that apply to the management of the Account. However, unlike the Account, the Subsidiary may invest without limitation in Regulation S securities and TEFRA Bonds.

While there are no limitations on the ability of the Account to invest in the Subsidiary, the portfolio investments of the Subsidiary are subject to the investment strategies and limitations of the Account in the same manner as are investments directly held by the Account. The Account will comply with the applicable provisions of the 1940 Act, including, without limitation, those provisions relating to investment policies and capital structure, on an aggregate basis with the Subsidiary.

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College Retirement Equities Fund	Supplement

SUPPLEMENT NO. 2

dated November 1, 2024 to the Statement of Additional Information (“SAI”) dated May 1, 2024

The following hereby is added in its entirety immediately after the first paragraph of the section entitled “Investment restrictions” beginning on page 2 of the SAI:

The Social Choice Account may pursue its investment objective by investing in its wholly owned subsidiary, CREF Social Choice Account Taxable Offshore Limited (the “Subsidiary”), which is a Cayman Islands exempted company. The Social Choice Account invests in the Subsidiary to obtain exposure to certain Regulation S securities not eligible for investment by the Social Choice Account until the expiration of the applicable Regulation S security restricted period and to obtain exposure to certain bonds or fixed-income securities that are sold subject to selling restrictions generally designed to restrict the purchase of such bonds to non-U.S. persons (as defined for applicable U.S. federal income tax purposes) (“TEFRA Bonds”). As the Subsidiary will elect to be a corporation from a U.S. federal income tax perspective, the Subsidiary will generally be viewed as a non-U.S. person for such purposes. The Subsidiary is advised by TIAA-CREF Investment Management, LLC (“TCIM”), has the same investment objective as the Social Choice Account, and is subject to the same investment policies and restrictions that apply to the management of the Social Choice Account (except that the Subsidiary may invest without limitation in Regulation S securities and TEFRA Bonds). The Social Choice Account and the Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Subsidiary, the Social Choice Account is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those held by the Social Choice Account and are subject to the same risks that apply to similar investments if held directly by the Social Choice Account. See the Social Choice Account’s Prospectus and the section titled “Investment in a Wholly Owned Subsidiary” below for a more detailed discussion of the Subsidiary.

The following hereby are added in their entirety as sub-sections entitled “Regulation S Securities Risk” and “Investment in a Wholly Owned Subsidiary” of the Investment restrictions—Other investment techniques and opportunities” sub-section in the section “Investment restrictions” beginning on page 39 of the SAI:

Regulation S Securities Risk. As described more fully in its Prospectus, the Social Choice Account may seek exposure to Regulation S securities through its investment in the Subsidiary. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. If a Regulation S security is determined to be illiquid, the investment will be included with an Account’s 15% of net assets limitation on investment in illiquid investments. Regulation S securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

Investment in a Wholly Owned Subsidiary. The Subsidiary is a Cayman Islands exempted company that is wholly owned and controlled by the Social Choice Account and is overseen by its own board of directors. The Social Choice Account is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will invest primarily in Regulation S securities and TEFRA Bonds. As a result, the Social Choice Account, through its investment in the

Subsidiary, is indirectly exposed to the risks associated with Regulation S securities and TEFRA Bonds. There can be no assurance that the investment objective of the Social Choice Account or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act and, therefore, is not subject to the investor protection provisions of the 1940 Act (unless otherwise noted in the Social Choice Account’s Prospectus or this SAI). As an investor in the Subsidiary, the Social Choice Account does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is wholly owned and controlled by the Social Choice Account and managed by TCIM. Therefore, the Social Choice Account’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Social Choice Account or its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Social Choice Account to invest in the Subsidiary as described in the Social Choice Account’s Prospectus and in this SAI and could adversely affect the Social Choice Account. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Account would likely decrease.

The following hereby is added in its entirety after the fourth paragraph of the section entitled “Investment advisory and related services” beginning on page 52 of the SAI:

As described in the Social Choice Account’s Prospectus, TCIM serves as the Subsidiary’s investment adviser. Pursuant to its investment management agreement with the Subsidiary, TCIM does not receive compensation from the Subsidiary for the portfolio management, portfolio accounting, custodial, compliance, administrative and related services it provides to the Subsidiary. The direct expenses of the Subsidiary, if any, which may include portfolio accounting, custodial, compliance, administrative and related services, are borne indirectly by the Social Choice Account. The investment management agreement between TCIM and the Subsidiary may be terminated at any time without penalty upon 60 days’ written notice by action of the Subsidiary’s directors or by TCIM and will terminate automatically in the event of an “assignment” (as defined in the Advisers Act) thereof. The investment management agreement with the Subsidiary provides for its automatic termination upon the termination of the Account’s Investment Management Services Agreement.

The following hereby is added in its entirety to the section entitled “Federal income taxes” beginning on page 67 of the SAI:

Social Choice Account’s Subsidiary

The Social Choice Account may seek exposure to Regulation S securities and TEFRA Bonds through investment in the Subsidiary. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), if applicable, generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation and the Social Choice Account will be treated as a “U.S. shareholder” of such subsidiary. As a result, the Account will be required to include in gross income for U.S. federal income tax purposes all of the Subpart F income of the Subsidiary, whether or not such income is distributed by the Subsidiary. The Account’s recognition of such “Subpart F income” will increase the Account’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Account will be tax-free, to the extent of its previously undistributed “Subpart F income,” and will correspondingly reduce the Account’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Account, and such loss cannot be carried forward to offset taxable income of the Account or the Subsidiary in future periods.

3	MGN-CREFSAI-1124P